SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TICC Capital Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TICC CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

            , 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders to be held on             , 2008 at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company, to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008, to approve a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings, and to approve a proposal to authorize the Company to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided , vote your shares by telephone, or vote via the internet. Your vote is important.

Sincerely yours,

Jonathan H. Cohen
Chief Executive Officer

TICC CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON         , 2008

To the Stockholders of TICC Capital Corp.:

The 2008 Annual Meeting of Stockholders of TICC Capital Corp. (the “Company”) will be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on    ,         , 2008, at 10:00 a.m., Eastern Time, for the following purposes:

1. To elect two directors of the Company, each of whom will each serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008;

3. To approve a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings;

4. To approve a proposal to authorize the Company to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings; and

5. To transact such other business as may properly come before the meeting.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on April    , 2008. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided or register your vote by telephone or through the internet. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Patrick F. Conroy
Corporate Secretary

Greenwich, Connecticut

                 , 2008

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the internet. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

TICC CAPITAL CORP.

8 Sound Shore Drive, Suite 255

Greenwich, Connecticut 06830

(203) 983-5275

PROXY STATEMENT

2008 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TICC Capital Corp. (the “Company,” “TICC,” “we,” “us” or “our”) for use at the Company’s 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on         ,     , 2008, at 10:00 a.m., Eastern Time, at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 are first being sent to stockholders on or about         , 2008.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the internet or by telephone, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Financial Solutions, Inc. (“Broadridge”), in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Annual Meeting. Please send your notification to TICC Capital Corp., c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717, and submit a properly executed, later-dated proxy or vote in person at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee (“Broker Shares”), you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting. All of our directors attended our 2007 Annual Meeting.

Stockholders of record may also vote either via the internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the internet or the telephone are shown on the enclosed proxy card. The internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1. To elect two directors of the Company, each of whom will serve for a term of three years, or until his successor is duly elected and qualified;

2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008;

3. To approve a proposal to authorize the Company, with approval of its Board of Directors, to sell shares of its common stock at a price or prices below the Company’s then current net asset value per share in one or more offerings;

4. To approve a proposal to authorize the Company to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings; and

5. To transact such other business as may properly come before the Annual Meeting.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on April     , 2008 (the “Record Date”). On April     , 2008, there were      shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will not be treated as shares present for quorum purposes. Broker Shares for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “Broker Non-Votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the vote of a majority of the outstanding shares of common stock. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes, abstentions and broker non-votes will have the effect of a vote against this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Approval of a Proposal to Authorize the Company to Sell Shares of its Common Stock at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in one or more offerings. The affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company is required to approve this proposal. For purposes of this proposal, the Investment Company Act of 1940, as amended (the “1940 Act”), defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Approval of Proposal to Authorize Issuance of Securities to Subscribe to, Convert to or Purchase Common Stock. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve this proposal. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

We will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company (without special compensation therefor). Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be provided in writing, signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

The principal business address of both our investment adviser, TICC Management, LLC (“TICC Management”), and our administrator, BDC Partners, LLC (“BDC Partners”), is 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April     , 2008, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G filings by such persons with the Securities and Exchange Commission and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Jonathan H. Cohen(3)	150,434	*
Charles M. Royce	119,509	*

Independent Directors
Steven P. Novak	2,560	*
G. Peter O’Brien	32,064	*
Tonia L. Pankopf	4,913	*

Executive Officers
Saul B. Rosenthal(3)	9,668	*
Patrick F. Conroy	2,394	*

Executive officers and directors as a group	321,542	1.5%
Bay Bond Partners, L.P.(4)	1,093,804	5.1%
Wellington Management Company, LLP(5)	1,311,930	6.1%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of shares of the Company’s common stock issued and outstanding on April , 2008.
(3)	Includes 134 shares held by BDC Partners, which may be deemed to be beneficially owned by Messrs. Cohen and Rosenthal by virtue of their ownership interests therein.
(4)	Based upon information contained in the Schedule 13G filed January 22, 2008 by Bay Pond Partners, L.P. and Wellington Hedge Management, LLC. Pursuant to such Schedule 13G, Wellington Hedge Management, LLC is the general partner of Bay Bond Partners, L.P. The address of each of Bay Pond Partners, L.P. and Wellington Hedge Management, LLC is c/o Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.
(5)	Based upon information contained in the Schedule 13G filed February 14, 2008 by Wellington Management Company, LLP. Pursuant to such Schedule 13G, Wellington Management Company, LLP, in its capacity as investment adviser, may be deemed to beneficially own 1,311,930 shares of the Company’s common stock which are held of record by clients of Wellington Management Company, LLP. The address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April     , 2008. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Charles M. Royce	Over $100,000

Independent Directors
Steven P. Novak	$10,001 - $50,000
G. Peter O’Brien	Over $100,000
Tonia L. Pankopf	$10,001 - $50,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $ on April , 2008 on the Nasdaq Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

PROPOSAL I:    ELECTION OF DIRECTORS

Pursuant to the Company’s bylaws, the number of directors is set at five unless otherwise designated by the Board of Directors. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

Mr. Charles M. Royce and Mr. Steven P. Novak each have been nominated for election for a three year term expiring in 2011. Neither Mr. Royce nor Mr. Novak is being proposed for election pursuant to any agreement or understanding between either Mr. Royce or Mr. Novak and the Company.

A stockholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information, as of April     , 2008, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each nominee and the directors listed below is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Nominees for Director

Interested Director

Mr. Royce is an interested director due to his relationship with the Company’s investment adviser, TICC Management.

Name and Year First Elected Director	Age	Background Information
Charles M. Royce (2003)	68	Mr. Royce has served as Chairman of our Board of Directors since 2003. Mr. Royce became President and Chief Investment Officer in 1972, and a member of the Board of Managers in 2001, of Royce & Associates. He also manages or co-manages ten of Royce & Associates’ open- and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds.

Independent Director

Mr. Novak is not an “interested person” as defined in the1940 Act.

Name and Year First Elected Director	Age	Background Information
Steven P. Novak (2003)	60	Mr. Novak serves as President of Palladio Capital Management, LLC and as the Principal and Managing Member of the General Partner of Palladio Partners, LP, an equities hedge fund that commenced operations in July 2002. Prior to founding Palladio, Mr. Novak was a Managing Director of C.E. Unterberg, Towbin from February 1993 through December 2001. Mr. Novak serves on the Board of Directors of CyberSource Corporation, a publicly traded Internet based epayments processor company.

Current Directors

Interested Director

Mr. Cohen is an “interested person” of TICC as defined in the 1940 Act due to his position as Chief Executive Officer of the Company and TICC Management, the Company’s investment adviser, and as the managing member of BDC Partners, the managing member of TICC Management.

Name and Year First Elected Director	Term Expires	Age	Background Information
Jonathan H. Cohen (2003)	2009	43	Mr. Cohen has served as Chief Executive Officer of both TICC and TICC Management, and as the managing member of BDC Partners, since 2003. In addition, Mr. Cohen has also served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as the investment adviser to T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. Mr. Cohen was also the owner, Managing Member, and a Principal of JHC Capital Management, a registered investment adviser, and was previously a Managing Member and Principal of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Prior to founding JHC Capital Management in 2001, Mr. Cohen managed technology research groups at Wit SoundView from 1999 to 2001. He has also managed securities research groups at Merrill Lynch & Co. from 1998 to 1999.

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
G. Peter O’Brien (2003)	2009	62	Mr. O’Brien was a member of the Board of Trustees of Colgate University from May 1996 to May 2005. He is currently a member of the Board of Directors of Hill House, Inc., a congregate care facility for low income elderly residents, and a member of the Board of Directors of the Bridges School. Mr. O’Brien retired as a Managing Director of Merrill Lynch & Co. in 1999 after working in the equity capital markets area since he joined Merrill Lynch & Co. in 1971. Mr. O’Brien serves on the Board of Directors of the Legg Mason Family of Mutual Funds and The Royce Funds.

Tonia L. Pankopf (2003)	2010	40	Tonia Pankopf is managing partner of Pareto Advisors, LLC. Previously, she was a senior analyst and managing director at Palladio Capital Management from January 2004 through April 2005. She previously served as an analyst and portfolio manager with P.A.W. Capital Partners, LP from 2001 to July 2003. Ms. Pankopf was a senior analyst and vice president at Goldman, Sachs & Co. from 1999 to 2001 and at Merrill Lynch & Co. from 1998 to 1999. Ms. Pankopf currently serves on the Board of Directors of the University System of Maryland Foundation.

Information about Executive Officers Who Are Not Directors

The following information, as of April , 2008, pertains to our executive officers who are not directors of the Company. Certain of our executive officers serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Saul B. Rosenthal	39	Mr. Rosenthal has served as Chief Operating Officer since 2003 and President since 2004 of TICC and TICC Management, and is a member of BDC Partners. Mr. Rosenthal was previously President of Privet Financial Securities, LLC, a registered broker-dealer, from 2003 to 2004. Mr. Rosenthal led the private financing/public company effort at SoundView Technology Group, an investment bank, from 2000 to 2002, where he co-founded SoundView’s private equity group. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC and a non-independent director of T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally, for which T2 Advisers, LLC serves as investment adviser.

Name	Age	Background Information

Patrick F. Conroy	51	Mr. Conroy has served as the Chief Financial Officer since 2003, and the Chief Compliance Officer, Treasurer, and Corporate Secretary since 2004 of TICC, TICC Management, and BDC Partners. He joined the Company in December 2003, and was previously a consultant on financial reporting and compliance matters, as well as an adjunct professor of accounting and finance at St. Thomas Aquinas College. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC and the Chief Financial Officer and a non-independent director of T2 Income Fund Limited, a Guernsey fund established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally, for which T2 Advisers, LLC serves as investment adviser. Mr. Conroy was the Chief Financial Officer of New York Mercantile Exchange from 1993 to 2003. He is a certified public accountant.

Director Independence

In accordance with rules of the Nasdaq Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market. Rule 4200(a)(15)(G) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen, as a result of his position as the Company’s Chief Executive Officer, and Charles M. Royce, as a result of his position as President and Chief Investment Officer of Royce & Associates, the non-managing member of the Company’s investment adviser, TICC Management.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. During 2007, our Board of Directors held five Board meetings, four Audit Committee meetings, and five Valuation Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at http://www.ticc.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs.

Novak and O’Brien and Ms. Pankopf, all of whom are considered independent under the rules promulgated by the Nasdaq Global Select Market. Our Board of Directors has determined that Mr. Novak is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Novak meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met on four occasions during 2007.

The Nominating Committee. We do not have a nominating committee. A majority of the independent directors of the Board of Directors, in accordance with the Nasdaq Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not have been considered had one been received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable Securities and Exchange Commission rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The Board of Directors’ goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent directors of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees although we reserve the right in the future to retain a third party search firm, if necessary.

The Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Novak and O’Brien and Ms. Pankopf. The Valuation Committee met on five occasions during 2007.

The Compensation Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from the Company.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact TICC Capital Corp.’s Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to TICC Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at http://www.ticc.com. The Company intends to disclose amendments to or waivers from a required provision of the code on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended December 31, 2007.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Charles M. Royce	—	—	—

Independent Directors
G. Peter O’Brien	$53,000	—	$53,000
Steven P. Novak	$58,000	—	$58,000
Tonia L. Pankopf	$53,000	—	$53,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation was paid to directors who are interested persons of the Company as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

None of our officers receive direct compensation from the Company. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President and Chief Operating Officer, through their ownership interest in BDC Partners, the managing member of TICC Management, are entitled to a portion of any profits earned by TICC Management, which includes any fees payable to TICC Management under the terms of the Investment Advisory Agreement, less expenses incurred by TICC Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from TICC Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to TICC. During 2007, we reimbursed BDC Partners approximately $898,000 for the allocable portion of compensation expenses incurred by BDC Partners on our behalf for our Chief Financial Officer, Controller, and other support personnel, pursuant to the administration agreement with BDC Partners (the “Administration Agreement”).

Certain Relationships and Transactions

Transactions with Affiliated Persons

We have entered into the Investment Advisory Agreement with TICC Management. TICC Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, TICC Management is owned by Royce & Associates as the non-managing member. BDC Partners, as the managing member of TICC Management, manages the business and internal affairs of TICC Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President and Chief Operating Officer, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners.

Charles M. Royce, a director and the non-executive Chairman of our Board of Directors, is President and Chief Investment Officer of Royce & Associates. Royce & Associates, as the non-managing member of TICC Management, does not take part in the management or participate in the operations of TICC Management; however, Royce & Associates has agreed to make Mr. Royce or certain other portfolio managers available to TICC Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, an investment adviser to T2 Income Fund Limited, a Guernsey fund, established and operated for the purpose of investing in bilateral transactions and syndicated loans across a variety of industries globally. BDC Partners is the managing member, and Royce & Associates is a non-managing member, of T2 Advisers, LLC. In addition, Patrick F. Conroy, the Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary of TICC Management, BDC Partners and TICC, serves as Chief Financial Officer, Chief Compliance Officer and Treasurer for both T2 Income Fund Limited and T2 Advisers, LLC. Messrs. Rosenthal and Conroy also each serve as a non-independent director of T2 Income Fund Limited.

In order to minimize the potential conflicts of interest that might arise, we have adopted a policy that prohibits us from making investments in any company in which any fund or other client account managed by

Royce & Associates, LLC, Palladio Capital Management or T2 Advisers, LLC holds a long or short position. The investment focus of each of these entities tends to be different from our investment objective. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. Also, our investment policy precluding the investments referenced above could cause us to miss out on some investment opportunities. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner over time consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client.

Both we and T2 Income Fund Limited have adopted a policy with respect to the allocation of investment opportunities in view of these potential conflicts of interest. Bilateral investment opportunities are those negotiated directly between us or T2 Income Fund Limited and a prospective portfolio company. Our general policy is to allocate bilateral US-based opportunities to TICC and bilateral non-US opportunities to T2 Income Fund Limited; provided, that in an instances involving bilateral investment opportunities where there is significant question as to a prospective portfolio company’s primary base of operation (by virtue, for instance, of it conducting business in many countries, including the United States, with no clear principal center of operation or legal domicile), and where that question leads to doubt with regard to an investment in that company representing a “qualified asset” for the purpose of compliance with the “70% test” for qualifying assets for BDCs under Section 55(a) of the 1940 Act, that bilateral investment opportunity will be allocated to T2 Income Fund Limited.

In those instances where purchases of syndicated loans (i.e., those transactions in which an agent bank syndicates loans to four or more investors) are determined to meet the investment criteria of both TICC and T2 Income Fund Limited, those purchases will be allocated on a pro rata basis between TICC and T2 Income Fund Limited based on order size as determined collectively by each fund’s investment adviser. In instances where both TICC and T2 Income Fund Limited desire to sell the same position at the same time, sales will likewise be allocated on a pro rata basis based on order size. All such allocations shall only be made, however, to the extent consistent with current interpretations of law applicable to such investments. Further, to the extent pro rata allocations in accordance herewith would cause either TICC or T2 Income Fund Limited to violate any statutory, regulatory or pre-existing contractual provisions to which it is subject, then such allocations will be made on as near a pro rata basis as is practicable without violating such statutory, regulatory or pre-existing contractual provisions. In those instances where either T2 Income Fund Limited or TICC is unable to make a particular investment by reason of law, regulation, statute or pre-existing contractual agreement, that opportunity shall be made available to the other entity.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of TICC. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of TICC. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with monitoring and making recommendations to the Board of Directors regarding policies and practices relating to our Code of Ethics, including approving any waivers thereof.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of copies of such reports and written representations delivered to the Company by such persons, the Company believes that there were no violations of Section 16(a) by such persons during 2007.

PROPOSAL II:    RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008. This selection is subject to ratification or rejection by the stockholders of the Company.

PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2007	Fiscal Year Ended December 31, 2006
Audit Fees	$269,250	$328,500
Audit-Related Fees	45,000	—
Tax Fees	25,000	25,000
All Other Fees	—	—
Total Fees:	$339,250	$353,500

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by PricewaterhouseCoopers in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee of the Board of Directors of TICC Capital Corp. (the “Audit Committee”) operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Novak and O’Brien and Ms. Pankopf.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

During 2007, the Audit Committee met with members of senior management and the independent registered public accounting firm to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting. In March 2008, the Audit Committee received reports from management and PricewaterhouseCoopers regarding the effectiveness of internal control over financial reporting pursuant to Section 404 of Sarbanes-Oxley.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Pricewaterhouse Coopers LLP to serve as the independent registered public accounting firm for the year ending December 31, 2008.

Respectfully Submitted,

The Audit Committee

Steven P. Novak
G. Peter O’Brien
Tonia L. Pankopf

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2008.

PROPOSAL III:    APPROVAL TO AUTHORIZE THE COMPANY, WITH APPROVAL

OF ITS BOARD OF DIRECTORS, TO SELL SHARES OF ITS COMMON STOCK AT A

PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE

PER SHARE IN ONE OR MORE OFFERINGS.

The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock (“NAV”), unless its stockholders approve such a sale and the Company’s Board of Directors make certain determinations.

Pursuant to this provision, the Company is seeking the approval of its common stockholders so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock at a price below its then current NAV, subject to certain conditions discussed below. If approved, the authorization would be effective for a twelve month period expiring on the earlier of the anniversary of the date of this meeting or the date of the Company’s 2009 Annual Meeting of Stockholders, which is expected to be held in                  2009.

Reasons to Offer Common Stock below NAV.

The Company believes that market conditions will continue to provide attractive opportunities to deploy capital. Over the past several months, U.S. credit markets, including middle market lending, have experienced significant turbulence spurred in large part by the sub-prime residential mortgage crisis and concerns generally about the state of the U.S. economy. This has led to significant stock price volatility for capital providers such as the Company and has made access to capital more challenging for many firms, particularly those (unlike the Company) who have relied heavily on secured lending facilities. However, the change in market conditions also has had beneficial effects for capital providers, including more reasonable pricing of risk and more appropriate contractual terms. Accordingly, for firms that continue to have access to capital, the current environment should provide investment opportunities on more favorable terms than have been available in recent periods. The Company’s ability to take advantage of these opportunities is dependent upon its access to equity capital.

As a BDC and a regulated investment company (“RIC”) for tax purposes, the Company is dependent on its ability to raise capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from using those earnings to support new investments. Further, BDCs must maintain a debt to equity ratio of less than 1:1, which requires the Company to finance its investments with at least as much equity as debt in the aggregate. The Company maintains sources of liquidity through its maintenance of a credit facility and other means, but generally attempts to remain close to fully invested and does not hold substantial cash for the purpose of making new investments. Therefore, to continue to build the Company’s investment portfolio, and thereby support maintenance and growth of the Company’s dividends, the Company endeavors to maintain consistent access to capital through the public and private equity markets enabling it to take advantage of investment opportunities as they arise.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. At times our shares of common stock have traded in excess of net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. The following table lists the high and low sales prices for our common stock, and the sales price as a percentage of NAV. On April    , 2008, the last reported closing sale price of our common stock was $            per share.

		Price Range		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Fiscal 2007
Fourth Quarter	$11.94	14.90	8.95	125%	75%
Third Quarter	12.79	16.18	11.83	127%	92%
Second Quarter	13.27	17.30	15.68	130%	118%
First Quarter	13.60	17.50	15.51	129%	114%
Fiscal 2006
Fourth Quarter	13.77	16.46	14.31	120%	104%
Third Quarter	13.84	14.96	13.61	108%	98%
Second Quarter	13.81	15.00	13.59	109%	98%
First Quarter	13.75	15.63	14.54	114%	106%
Fiscal 2005
Fourth Quarter	13.77	15.90	14.50	115%	105%
Third Quarter	13.86	16.37	14.95	118%	108%
Second Quarter	13.74	15.15	14.45	110%	105%
First Quarter	13.69	15.52	14.30	113%	104%

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by net asset value. Percentages that are less than 100% represent a discount to net asset value.

The Board of Directors believes that having the flexibility to issue its common stock below NAV in certain instances is in the best interests of stockholders. If the Company were unable to access the capital markets as attractive investment opportunities arise, the Company’s ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. Even if the Company is able to access the capital markets, there is no guarantee that the Company will grow over time and continue to pay steady or increasing dividends.

Conditions to Sales Below NAV.

If stockholders approve this proposal, the Company will only sell shares of its common stock at a price below NAV per share if the following conditions are met:

•	a majority of the Company’s independent directors who have no financial interest in the sale have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial.

Key Stockholder Considerations.

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of the Company’s common stock. Any sale of common stock at a price below NAV would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance. The Board of Directors of the Company will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance.

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces net asset value per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if current stockholders of the Company do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

Example of Dilutive Effect of the Issuance of Shares Below NAV.

Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to NAV and the dilution experienced by Shareholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Shareholder
Shares Held by Shareholder A	10,000	10,000	(1)	0.0%
Percentage Held by Shareholder A	1.00%	0.96%		(3.8)%
Total Interest of Shareholder A	$100,000	$99,808		(0.2)%

(1)	Assumes that Shareholder A does not purchase additional shares in offering of shares below NAV.

Required Vote.

Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY, WITH APPROVAL OF ITS BOARD OF DIRECTORS, TO SELL SHARES OF ITS COMMON STOCK AT A PRICE OR PRICES BELOW THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE IN ONE OR MORE OFFERINGS.

PROPOSAL IV:    APPROVAL TO AUTHORIZE THE COMPANY TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS

The Company’s Board of Directors believes it would be in the best interests of the Company to have the ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with the capital raising and financing activities of the Company. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC such as the Company to issue warrants, options or rights to subscribe or to convert to voting securities of the Company. If warrants, options or rights are to be issued, the proposal must be approved by the stockholders of the BDC. Thus, the Company’s Board of Directors has approved and recommends to the stockholders for their approval a proposal to issue warrants, options or rights to subscribe to, convert to or purchase shares of the Company’s common stock, which warrants, options or rights may or may not be accompanied by other securities of the Company.

If this proposal is approved, any issuances of warrants, options or rights to subscribe to, convert to or purchase shares of the Company’s common stock would be made in accordance with Section 61(a)(3) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

Background and Reasons

The Company’s management and the Board of Directors have determined that it would be advantageous to the Company to have the ability to issue warrants, options or rights to subscribe to, convert to or purchase common stock, which may include convertible preferred stock and convertible debentures, in connection with the financing and capital raising activities of the Company. In this regard, the debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to sub-prime mortgages and the repricing of credit risk in the broadly syndicated loan market, among other reasons. These events, along with the deterioration of the housing market, have led to worsening general economic conditions, which have impacted the broader capital and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. In the past, we were able to access the capital and credit markets to finance our investment activities. However, due to the current turmoil in the debt markets and uncertainty in the equity capital markets, we are concerned that debt or equity capital may not be available to us on favorable terms, or at all. As a result, our ability to issue warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock, which may include convertible preferred stock and convertible debentures, may be an effective way for us to raise capital in the current environment.

The Company has no immediate plans to issue any such warrants, options or rights. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking stockholder approval of this proposal to issue warrants, options or rights to subscribe to, convert to or purchase shares of common stock either accompanied by or not accompanied by other securities of the Company. The final terms of any warrants, options or rights (subject to the requirements noted in Section 61 of the 1940 Act), including exercise/conversion price, term and exercise/conversion requirements would be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance.

Conditions to Issuance

Each issuance of warrants, options or rights to subscribe to, convert to or purchase shares of common stock will comply with Section 61(a) of the 1940 Act. Specifically, (i) the exercise or conversion feature of the warrants, options or rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or rights and (iii) the individual issuances of warrants, options or rights must be approved by a majority of our directors who are not “interested persons” of the Company as defined in the 1940 Act on the basis that such issuance is in our and our stockholders’ best interests. In addition, if such securities are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock that can be issued pursuant to this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of the Company’s warrants, options or rights to subscribe to, convert to, or purchase the Company’s common stock at the time of issuance shall not exceed 25% of the Company’s outstanding voting securities.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of warrants, options or rights to subscribe to, convert to, or purchase shares of the Company’s common stock and the expenses associated with such issuances on the NAV per outstanding share of the Company’s common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the net asset value per share of our common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of warrants or convertible debt, such exercise or conversion could result in a dilution of net asset value per share of our common stock at the time of such exercise. See “Key Stockholder Considerations” and “Example of Dilutive Effect of the Issuance of Shares Below NAV” in Proposal III.

If this proposal is approved, no further authorization from stockholders will be solicited by the Company prior to the issuance of any warrants, options or rights to subscribe to, convert to or purchase shares of common stock.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO ISSUE WARRANTS, OPTIONS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2009 Annual Meeting of Stockholders will be held in                  2009, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwich, Connecticut, and the Company must receive the proposal no later than                 , 2009, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on                 , 2009 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on                 , 2009.

Notices of intention to present proposals at the 2009 annual meeting should be addressed to Patrick F. Conroy, Corporate Secretary, TICC Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting of stockholders in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors

Patrick F. Conroy
Corporate Secretary

Greenwich, Connecticut

                         , 2008

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of TICC Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from TICC Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below.

•	It is our policy that only authorized employees of our investment adviser, TICC Management, LLC, who need to know your personal information will have access to it.

•

We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TICC CAPITAL CORP.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         , 2008

The undersigned stockholder of TICC Capital Corp. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Saul B. Rosenthal and Patrick F. Conroy, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830 on                          , 2008, at 10:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 3 and 4 and in the discretion of the proxies with respect to matters described in Proposal 5.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS

TICC CAPITAL CORP.

                         , 2008

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by TICC Capital Corp. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to TICC Capital Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and 4.

1. The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of TICC Capital Corp. until 2011, or until his successor is duly elected and qualified.	FOR	WITHHOLD AUTHORITY	FOR ALL EXCEPT	Nominees: Charles M. Royce Steven P. Novak
	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below. _______________________________________________________

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for TICC Capital Corp. for the fiscal year ending December 31, 2008.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To approve a proposal to authorize TICC Capital Corp., with approval of its Board of Directors, to sell shares of its common stock at a price or prices below TICC Capital Corp.’s then current net asset value per share in one or more offerings.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve a proposal to authorize the Company to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY